Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2026 Financial Results
Q3 total revenue growth of 16% year-over-year
Increases full-year revenue and operating profit guidance

SANTA CLARA, Calif. — December 2, 2025 — Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world’s most advanced data storage technologies and services, today announced financial results for its third quarter fiscal year 2026 ended November 2, 2025.

“Pure Storage delivered another strong quarter as global customers increasingly choose Pure to solve their toughest data management challenges,” said Charles Giancarlo, Pure Storage CEO and Chairman. “Competitive advantage in the AI era demands data accessibility. Pure’s Enterprise Data Cloud breaks data free from application silos, allowing enterprises to harness the power of AI, automation, and analytics.”

Third Quarter Financial Highlights

•Revenue $964.5 million, up 16% year-over-year
•Subscription services revenue $429.7 million, up 14% year-over-year
•Subscription annual recurring revenue (ARR) $1.8 billion, up 17% year-over-year
•Remaining performance obligations (RPO) $2.9 billion, up 24% year-over-year
•GAAP gross margin 72.3%; non-GAAP gross margin 74.1%
•GAAP operating income $53.9 million; non-GAAP operating income $196.2 million
•GAAP operating margin 5.6%; non-GAAP operating margin 20.3%
•Operating cash flow $116.0 million; free cash flow $52.6 million
•Total cash, cash equivalents, and marketable securities $1.5 billion
•Returned approximately $53 million to stockholders through share repurchases of 0.6 million shares.

“In the third quarter, we generated strong revenue and record operating profit, exceeding the high end of our guidance,” said Pure Storage CFO Tarek Robbiati. “To sustain this momentum beyond FY26, we will continue to make significant incremental investments in both research and development and sales and marketing to capture additional profitable growth opportunities consistent with our long-term strategy.”

Third Quarter Company Highlights

Simplifying workload expansion with a unified data plane
•Expanded the Enterprise Data Cloud into the public cloud with the introduction of Pure Storage Cloud Azure Native, developed jointly with Microsoft - the industry’s first fully managed, enterprise-grade block volume as a service.
•Continued the evolution of the FlashArray family with FlashArray//XL190 R5, FlashArray//X R5, and FlashArray//C R5.

Advancing Pure Storage’s intelligent control plane
•Expanded Pure1 AI Copilot with Portworx Pure1 AI Copilot, the first AI-powered platform engineering assistant for Portworx customers, and announced integration of Pure1 AI Copilot with Model Context Protocol (MCP) servers.
•Bridged the gap between traditional and modern applications with the integration of Portworx and Pure Fusion.

Expanding our partner ecosystem to deliver greater value through integrated cybersecurity and data protection
•Introduced Pure Protect Recovery Zones and cyber resilience delivered as a service with Veeam to help customers proactively detect threats and recover faster.
•Enabled built-in and integrated detection capabilities to provide broader visibility across an entire environment with tools like real-time security with CrowdStrike Falcon, and file and user monitoring and remediation with Superna.

Industry recognition and accolades
•Named a Leader in the 2025 Gartner® Magic Quadrant™ for Enterprise Storage Platforms, positioned highest in execution and furthest in vision.
•Named a Leader in the 2025 Gartner® Magic Quadrant™ for Infrastructure Platform Consumption Services.
•Positioned in the Leaders category in the IDC MarketScape: Worldwide Hardware Support Services 2025 Vendor Assessment report.
•Named one of Fortune’s “Best Workplaces in Technology 2025”

Fourth Quarter and FY26 Guidance

Q4FY26
Revenue	$1.02B to $1.04B
Revenue YoY Growth Rate	16.5% to 17.6%
Non-GAAP Operating Income	$220M to $230M
Non-GAAP Operating Income YoY Growth Rate	43.7% to 50.2%

FY26
	Prior Guidance	New Guidance
Revenue	$3.60B to $3.63B	$3.63B to $3.64B
Revenue YoY Growth Rate	13.5% to 14.5%	14.5% to 14.9%
Non-GAAP Operating Income	$605M to $625M	$629M to $639M
Non-GAAP Operating Income YoY Growth Rate	8.2% to 11.7%	12.4% to 14.2%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and related year-over-year growth rate to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2026 results at 2:00 pm PT today, December 2, 2025. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

UBS Global Technology & AI Conference
Date: Thursday, December 4, 2025
Time: 8:55 a.m. PT / 11:55 a.m. ET
Chief Technology Officer Rob Lee

28th Annual Needham Growth Virtual Conference
Date: Thursday, January 15, 2026
Time: 9:00 am PT / 12:00 pm ET
Founder and Chief Visionary Officer John “Coz” Colgrove

About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage-as-a-Service platform across on-premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, which is why we’ve received one of the highest Net Promoter Scores in the industry across the years. For more information, visit www.purestorage.com.

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our future period financial and business results, our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers' performance, price and other requirements, our ability to expand with our current hyperscale customer and to land new hyperscale customers, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers and large enterprises, the structure, timing and amount of revenue from hyperscaler licensing and support services, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically ongoing development and customer adoption of new products and the Enterprise Data Cloud architecture (including Pure Fusion™), priorities around sustainability and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the impact of inflation, currency fluctuations, tariffs, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, new technology investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025. All information provided in this release and in the attachments is as of December 2, 2025, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to the annualized recurring contract value of all active, non-cancelable customer subscription agreements with subscription terms of any length at the end of the quarter, plus on-demand billings for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, restructuring costs related to severance and termination benefits, costs associated with the impairment and early exit of certain leased facilities, and gains and losses from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Pure Storage
ir@purestorage.com

Tricia Stream – Global Communications, Pure Storage
pr@purestorage.com

###

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2026	Fiscal 2025

Assets
Current assets:
Cash and cash equivalents	$852,838	$723,583
Marketable securities	678,775	798,237
Accounts receivable, net of allowance of $204 and $940	620,959	680,862
Inventory	82,421	42,810
Deferred commissions, current	109,370	99,286
Prepaid expenses and other current assets	307,891	222,501
Total current assets	2,652,254	2,567,279
Property and equipment, net	566,336	461,731
Operating lease right-of-use-assets	194,409	146,655
Deferred commissions, non-current	240,113	229,334
Intangible assets, net	9,407	19,074
Goodwill	364,742	361,427
Restricted cash	19,151	12,553
Other assets, non-current	171,999	165,889
Total assets	$4,218,411	$3,963,942

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$128,022	$112,385
Accrued compensation and benefits	244,939	230,040
Accrued expenses and other liabilities	159,827	156,791
Operating lease liabilities, current	43,599	43,489
Deferred revenue, current	1,028,636	953,836
Debt, current	—	100,000
Total current liabilities	1,605,023	1,596,541
Operating lease liabilities, non-current	181,948	137,277
Deferred revenue, non-current	931,768	841,467
Other liabilities, non-current	96,783	82,182
Total liabilities	2,815,522	2,657,467
Stockholders’ equity:
Common stock and additional paid-in capital	2,681,966	2,674,533
Accumulated other comprehensive income	2,006	954
Accumulated deficit	(1,281,083)	(1,369,012)
Total stockholders’ equity	1,402,889	1,306,475
Total liabilities and stockholders’ equity	$4,218,411	$3,963,942

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2026	2025	2026	2025

Revenue:
Product	$534,760	$454,735	$1,353,207	$1,204,714
Subscription services	429,693	376,337	1,250,733	1,083,608
Total revenue	964,453	831,072	2,603,940	2,288,322
Cost of revenue:
Product (1)	152,006	154,970	443,352	385,446
Subscription services (1)	115,070	93,180	322,722	284,168
Total cost of revenue	267,076	248,150	766,074	669,614
Gross profit	697,377	582,922	1,837,866	1,618,708
Operating expenses:
Research and development (1)	256,364	200,086	720,130	589,396
Sales and marketing (1)	293,817	255,830	858,219	757,069
General and administrative (1)	93,278	67,319	231,899	213,551
Restructuring and impairment (2)	—	—	—	15,901
Total operating expenses	643,459	523,235	1,810,248	1,575,917
Income from operations	53,918	59,687	27,618	42,791
Other income (expense), net	11,790	17,156	89,145	50,684
Income before provision for income taxes	65,708	76,843	116,763	93,475
Income tax provision	10,902	13,204	28,834	29,171
Net income	$54,806	$63,639	$87,929	$64,304

Net income per share attributable to common stockholders, basic	$0.17	$0.19	$0.27	$0.20
Net income per share attributable to common stockholders, diluted	$0.16	$0.19	$0.26	$0.19
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	329,570	327,675	327,901	325,530
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	345,747	340,564	341,019	341,490

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$4,378	$3,216	$11,793	$9,443
Cost of revenue -- subscription services	9,293	7,800	25,014	24,632
Research and development	63,598	49,227	173,194	150,390
Sales and marketing	26,298	24,393	74,909	72,330
General and administrative	30,920	16,436	63,245	62,161
Total stock-based compensation expense	$134,487	$101,072	$348,155	$318,956
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2026	2025	2026	2025

Cash flows from operating activities
Net income	$54,806	$63,639	$87,929	$64,304
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,786	27,702	107,483	97,529
Stock-based compensation expense	134,487	101,072	348,155	318,956
Noncash portion of lease impairment and abandonment	—	—	—	3,270
(Gain) loss on strategic investment	2,915	—	(27,486)	—
Other	3,681	2,381	10,708	5,107
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(90,527)	(161,723)	59,854	83,998
Inventory	(29,957)	5,071	(42,225)	(1,590)
Deferred commissions	(9,468)	669	(20,863)	6,822
Prepaid expenses and other assets	(86,928)	(38,438)	(120,329)	(65,444)
Operating lease right-of-use assets	11,466	9,383	31,424	25,911
Accounts payable	15,203	33,755	12,057	20,597
Accrued compensation and other liabilities	35,268	7,781	35,870	(70,951)
Operating lease liabilities	(12,079)	(12,096)	(35,592)	(30,353)
Deferred revenue	49,340	57,797	165,101	86,934
Net cash provided by operating activities	115,993	96,993	612,086	545,090
Cash flows from investing activities
Purchases of property and equipment (1)	(63,419)	(61,788)	(197,792)	(170,641)
Purchase of strategic investments	—	—	—	(6,081)
Acquisition	(4,263)	—	(4,263)	—
Purchases of marketable securities and other	(69,667)	(43,632)	(325,795)	(308,002)
Sales of marketable securities	23,994	12,817	294,981	61,241
Maturities of marketable securities	17,120	131,994	154,627	329,978
Sale of strategic investment	52,485	—	52,485	—
Net cash provided by (used in) investing activities	(43,750)	39,391	(25,757)	(93,505)
Cash flows from financing activities
Proceeds from exercise of stock options	4,743	3,426	18,201	21,194
Proceeds from issuance of common stock under employee stock purchase plan	28,802	26,408	56,042	51,736
Payments of financing costs for revolving credit facility	—	—	(2,080)	—
Principal payments on borrowings and finance lease obligations	(2,317)	(1,786)	(103,442)	(5,721)
Tax withholding on vesting of equity awards	(85,779)	(54,905)	(203,240)	(141,591)
Repurchases of common stock	(53,269)	(181,999)	(215,447)	(181,999)
Net cash used in financing activities	(107,820)	(208,856)	(449,966)	(256,381)
Net increase in cash, cash equivalents and restricted cash	(35,577)	(72,472)	136,363	195,204
Cash, cash equivalents and restricted cash, beginning of period	909,690	979,807	737,750	712,131
Cash, cash equivalents and restricted cash, end of period	$874,113	$907,335	$874,113	$907,335
(1) Includes capitalized internal-use software costs of $10.4 million and $6.0 million for the third quarter of fiscal 2026 and 2025 and $26.0 million and $15.8 million for the first three quarters of fiscal 2026 and 2025.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2026						Third Quarter of Fiscal 2025
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$4,378	(c)					$3,216	(c)
			165	(d)					103	(d)
			2,402	(e)					3,306	(e)
Gross profit --product	$382,754	71.6%	$6,945		$389,699	72.9%	$299,765	65.9%	$6,625		$306,390	67.4%

			$9,293	(c)					$7,800	(c)
			609	(d)					368	(d)
Gross profit -- subscription services	$314,623	73.2%	$9,902		$324,525	75.5%	$283,157	75.2%	$8,168		$291,325	77.4%

			$13,671	(c)					$11,016	(c)
			774	(d)					471	(d)
			2,402	(e)					3,306	(e)
Total gross profit	$697,377	72.3%	$16,847		$714,224	74.1%	$582,922	70.1%	$14,793		$597,715	71.9%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2026						Third Quarter of Fiscal 2025
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$134,487	(c)					$101,072	(c)
			5,208	(d)					2,991	(d)
			2,632	(e)					3,536	(e)
Operating income	$53,918	5.6%	$142,327		$196,245	20.3%	$59,687	7.2%	$107,599		$167,286	20.1%

			$134,487	(c)					$101,072	(c)
			5,208	(d)					2,991	(d)
			2,632	(e)					3,536	(e)
			106	(f)					154	(f)
			2,915	(g)					—
Net income	$54,806		$145,348		$200,154		$63,639		$107,753		$171,392

Net income per share -- diluted	$0.16				$0.58		$0.19				$0.50
Weighted-average shares used in per share calculation -- diluted	345,747		—		345,747		340,564		—		340,564

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt issuance costs related to our debt.
(g) To eliminate loss from mark-to-market adjustment on strategic investment.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal
	2026	2025
Net cash provided by operating activities	$115,993	$96,993
Less: purchases of property and equipment (1)	(63,419)	(61,788)
Free cash flow (non-GAAP)	$52,574	$35,205

(1) Includes capitalized internal-use software costs of $10.4 million and $6.0 million for the third quarter of fiscal 2026 and 2025.